UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022

Tradeweb Markets Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38860	83-2456358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 430-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001	TW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chairman of the Board of Directors

On February 16, 2022, Tradeweb Markets Inc. (the “Company”) announced that Martin Brand, previously the Chairman of the Company’s board of directors (the “Board”), stepped down as Chairman and resigned from the Board effective February 11, 2022. Mr. Brand’s resignation was not the result of any disagreement with the Company.

In connection with Mr. Brand’s resignation, the Board elected Mr. Lee Olesky, the Company’s co-founder and Chief Executive Officer (“CEO”) and a member of the Board since March 2019, as Chairman of the Board, effective February 11, 2022. Ms. Paula Madoff, who has also served on the Board since March 2019, was elected Lead Independent Director effective February 11, 2022.

CEO Transition

On February 16, 2022, the Company also announced that Mr. Olesky will retire as CEO of the Company effective December 31, 2022. On February 11, 2022, the Board elected the Company’s President, William “Billy” Hult, age 52, to succeed Mr. Olesky as CEO of the Company, effective January 1, 2023. Mr. Olesky will stay on with the Company in the position of Chairman of the Board, and accordingly will continue to serve in his capacity as a director of the Company.

Mr. Hult has served in his capacity as President since 2008 and as a director of the Company since March 2019. Mr. Hult’s biographical information is set forth on page 12 of the Company’s Proxy Statement for its 2021 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 30, 2021, in the section entitled “Election of Directors — Directors Whose Terms Expire at the 2022 Annual Meeting,” which information is incorporated herein by reference.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Hult and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer. Mr. Hult has not engaged in any transaction with the Company during the last fiscal year, and he does not propose to engage in any transaction, that would be reportable under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

A press release related to the matters described in Item 5.02 of this Current Report on Form 8-K is furnished herewith as Exhibit 99.1 and hereby incorporated in this Item 7.01 by reference.

The information in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description

99.1	Press Release of Tradeweb Markets Inc., dated February 16, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEWEB MARKETS INC.

Date: February 16, 2022	By:	/s/ Douglas Friedman
Name: Douglas Friedman
Title: General Counsel